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                                                                   EXHIBIT 23.01


The Board of Directors
LaSalle Partners Incorporated:

We consent to the use of our reports included herein and to the reference to our firm under the headings "Selected Financial Data" and "Experts" in the Prospectus.

Chicago, Illinois                                          KPMG Peat Marwick LLP
June 20, 1997